UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2004

Wachovia Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-108944 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
301 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K /A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K /A relates to the monthly distribution reported to the holders of Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C14, which was made on September 17, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on September 17, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 6, 2004
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Administrator:
Nick Xeros 312.904.0708
nick.xeros@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Bond Interest Reconciliation
Shortfall Summary Report
Cash Reconciliation Summary
Cash Reconciliation Summary
Cash Reconciliation Summary
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Page 2-4

Page 9-11
Page 12-16
Page 17-21

Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Appraisal Reduction Detail
Appraisal Reduction Detail
Historical REO Report
Page 24-27

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
WBCM4C14
WBCM4C14_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Aug-04
17-Sep-04
16-Aug-41
Defeased Loans

Parties to The Transaction
Depositor: Wachovia Commercial Mortgage Securities, Inc.
Underwriter: Wachovia Securities/Goldman Sachs & Co./Greenwich Capital Markets, Inc.
Master Servicer: Wachovia Bank, National Association
Special Servicer: Allied Capital Corporation
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.764563%
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
205
REMIC II
Revised Date:
ABN AMRO Acct: 722016.1
1000.000000000
12.936777500
0.000000000
987.063222500
2.897500000
Fixed
0.00
0.00
0.000000000
3.47700000%
0.000000000
929766TN3
A-1
40,000,000.00
40,000,000.00
517,471.10
0.00
39,482,528.90
115,900.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.640000000
Fixed
0.00
0.00
0.000000000
4.36800000%
0.000000000
929766TP8
A-2
226,423,000.00
226,423,000.00
0.00
0.00
226,423,000.00
824,179.72
1000.000000000
0.000000000
0.000000000
1000.000000000
4.104166708
Fixed
0.00
0.00
0.000000000
4.92500000%
0.000000000
929766UJ0
A-3
80,236,000.00
80,236,000.00
0.00
0.00
80,236,000.00
329,301.92
1000.000000000
0.000000000
0.000000000
1000.000000000
4.240000000
5.088000000%
0.00
0.00
0.000000000
5.08800000%
0.000000000
929766UK7
A-4
305,906,000.00
305,906,000.00
0.00
0.00
305,906,000.00
1,297,041.44
1000.000000000
0.623392205
0.000000000
999.376607795
3.982500017
Fixed
0.00
0.00
0.000000000
4.77900000%
0.000000000
929766UL5
A-1A
294,994,000.00
294,994,000.00
183,896.96
0.00
294,810,103.04
1,174,813.61
1000.000000000
0.000000000
0.000000000
999.360666676
0.041925695
0.043029131%
0.00
0.00
0.000000000
0.05031083%
0.000000000
N
929766UG6
X-C
1,097,030,349.00
1,097,030,349.00
0.00
0.00
1,096,328,980.94
45,993.76
1000.000000000
0.000000000
0.000000000
1000.000000000
0.751425678
0.733976163%
0.00
0.00
0.000000000
0.90171081%
0.000000000
N
929766UH4
X-P
1,057,616,000.00
1,057,616,000.00
0.00
0.00
1,057,616,000.00
794,719.82
1000.000000000
0.000000000
0.000000000
1000.000000000
4.308333507
5.170000000%
0.00
0.00
0.000000000
5.17000000%
0.000000000
929766TQ6
B
28,797,000.00
28,797,000.00
0.00
0.00
28,797,000.00
124,067.08
1000.000000000
0.000000000
0.000000000
1000.000000000
4.341666424
5.210000000%
0.00
0.00
0.000000000
5.21000000%
0.000000000
929766TR4
C
13,712,000.00
13,712,000.00
0.00
0.00
13,712,000.00
59,532.93
1000.000000000
0.000000000
0.000000000
1000.000000000
4.390833614
5.269000000%
0.00
0.00
0.000000000
5.26900000%
0.000000000
929766TS2
D
17,826,000.00
17,826,000.00
0.00
0.00
17,826,000.00
78,271.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.465000000
5.358000000%
0.00
0.00
0.000000000
5.35800000%
0.000000000
929766TT0
E
10,970,000.00
10,970,000.00
0.00
0.00
10,970,000.00
48,981.05
1000.000000000
0.000000000
0.000000000
1000.000000000
4.605000405
5.526000000%
0.00
0.00
0.000000000
5.52600000%
0.000000000
929766TU7
F
12,341,000.00
12,341,000.00
0.00
0.00
12,341,000.00
56,830.31
1000.000000000
0.000000000
0.000000000
1000.000000000
4.705208654
5.474046917%
0.00
0.00
0.000000000
5.64625008%
0.000000000
929766TV5
G
12,341,000.00
12,341,000.00
0.00
0.00
12,341,000.00
58,066.98
1000.000000000
0.000000000
0.000000000
1000.000000000
4.784374834
5.569046917%
0.00
0.00
0.000000000
5.74125008%
0.000000000
929766TW3
H
15,084,000.00
15,084,000.00
0.00
0.00
15,084,000.00
72,167.51
1000.000000000
0.000000000
0.000000000
1000.000000000
4.394168490
5.273000000%
0.00
0.00
0.000000000
5.27300000%
0.000000000
929766TX1
J
2,742,000.00
2,742,000.00
0.00
0.00
2,742,000.00
12,048.81
1000.000000000
0.000000000
0.000000000
1000.000000000
4.394167274
5.273000000%
0.00
0.00
0.000000000
5.27300000%
0.000000000
929766TY9
K
4,113,000.00
4,113,000.00
0.00
0.00
4,113,000.00
18,073.21
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.764563%
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
205
REMIC II
Revised Date:
ABN AMRO Acct: 722016.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.394167153
5.273000000%
0.00
0.00
0.000000000
5.27300000%
0.000000000
929766TZ6
L
6,856,000.00
6,856,000.00
0.00
0.00
6,856,000.00
30,126.41
1000.000000000
0.000000000
0.000000000
1000.000000000
4.394168490
5.273000000%
0.00
0.00
0.000000000
5.27300000%
0.000000000
929766UA9
M
2,742,000.00
2,742,000.00
0.00
0.00
2,742,000.00
12,048.81
1000.000000000
0.000000000
0.000000000
1000.000000000
4.394168490
5.273000000%
0.00
0.00
0.000000000
5.27300000%
0.000000000
929766UB7
N
2,742,000.00
2,742,000.00
0.00
0.00
2,742,000.00
12,048.81
1000.000000000
0.000000000
0.000000000
1000.000000000
4.394168490
5.273000000%
0.00
0.00
0.000000000
5.27300000%
0.000000000
929766UC5
O
2,742,000.00
2,742,000.00
0.00
0.00
2,742,000.00
12,048.81
1000.000000000
0.000000000
0.000000000
1000.000000000
4.394166703
5.273000000%
0.00
0.00
0.000000000
5.27300000%
0.000000000
929766UD3
P
16,463,349.00
16,463,349.00
0.00
0.00
16,463,349.00
72,342.70
1000.000000000
0.000000000
0.000000000
1000.000000000
4.532508628
5.262200000%
0.00
0.00
0.000000000
5.43901000%
0.000000000
929766UE1
MAD
13,555,555.00
13,555,555.00
0.00
0.00
13,555,555.00
61,440.67
1000.000000000
1.031145491
0.000000000
998.968854509
4.426388983
5.140000000%
0.00
0.00
0.000000000
5.31166667%
0.000000000
929766UF8
PP
39,958,978.00
39,958,978.00
41,203.52
0.00
39,917,774.48
176,873.98
0.000000000
0.000000000
0.000000000
0.000000000
0.000000009
0.00
0.01
0.000000009
N/A
0.000000000
9ABSS018
R-II
0.00
0.00
0.00
0.00
0.00
0.01
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.01
1,150,544,882.00
1,150,544,882.00
6,229,490.93
Total
1,149,802,310.42
742,571.58
0.00
5,486,919.35
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.764563%
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
205
Grantor Trust
Revised Date:
ABN AMRO Acct: 722016.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS016
Z
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Wachovia Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Revised Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
R-I
30
0.00
0.00
0.01
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1
30
115,900.00
115,900.00
115,900.00
0.00
13.63%
13.63%
30/360
3.477000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
824,179.72
824,179.72
824,179.72
0.00
13.63%
13.63%
30/360
4.368000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
329,301.92
329,301.92
329,301.92
0.00
13.63%
13.63%
30/360
4.925000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
1,297,041.44
1,297,041.44
1,297,041.44
0.00
13.63%
13.63%
30/360
5.088000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
1,174,813.61
1,174,813.61
1,174,813.61
0.00
13.63%
13.63%
30/360
4.779000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-C
30
45,993.76
45,993.76
45,993.76
0.00
NA
NA
30/360
0.050310835%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
794,719.82
794,719.82
794,719.82
0.00
NA
NA
30/360
0.901710815%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
124,067.08
124,067.08
124,067.08
0.00
11.00%
11.01%
30/360
5.170000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
59,532.93
59,532.93
59,532.93
0.00
9.75%
9.76%
30/360
5.210000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
78,271.00
78,271.00
78,271.00
0.00
8.13%
8.13%
30/360
5.269000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
48,981.05
48,981.05
48,981.05
0.00
7.13%
7.13%
30/360
5.358000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
56,830.31
56,830.31
56,830.31
0.00
6.00%
6.00%
30/360
5.526000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
58,066.98
58,066.98
58,066.98
0.00
4.88%
4.88%
30/360
5.646250076%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
72,167.51
72,167.51
72,167.51
0.00
3.50%
3.50%
30/360
5.741250076%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
12,048.81
12,048.81
12,048.81
0.00
3.25%
3.25%
30/360
5.273000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
18,073.21
18,073.21
18,073.21
0.00
2.88%
2.88%
30/360
5.273000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
30,126.41
30,126.41
30,126.41
0.00
2.25%
2.25%
30/360
5.273000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
12,048.81
12,048.81
12,048.81
0.00
2.00%
2.00%
30/360
5.273000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
12,048.81
12,048.81
12,048.81
0.00
1.75%
1.75%
30/360
5.273000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
12,048.81
12,048.81
12,048.81
0.00
1.50%
1.50%
30/360
5.273000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
72,342.70
72,342.70
72,342.70
0.00
0.00%
0.00%
30/360
5.273000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
MAD
30
61,440.67
61,440.67
61,440.67
0.00
NA
NA
30/360
5.439010000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
PP
30
176,873.98
176,873.98
176,873.98
0.00
NA
NA
30/360
5.311666667%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
R-II
30
0.00
0.00
0.01
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,486,919.34
5,486,919.34
5,486,919.36
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Interest Adjustments Summary
Revised Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Revised Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Advance Interest
Plus Unscheduled Interest
PPIS Reducing Scheduled Interest
Less Total Fees Paid To Servicer
Plus Fees Advanced for PPIS
Less Fee Strips Paid by Servicer
Less Misc. Fees & Expenses
Less Non Recoverable Advances
Interest Due Trust
Less Trustee Fee
Less Fee Strips Paid by Trust
Less Misc. Fees Paid by Trust
Remittance Interest
4,591,691.65
0.00
928,735.27
0.00
0.00
)
(31,564.11
0.00
0.00
0.00
0.00
5,488,862.82
)
(1,943.53
0.00
0.00
5,486,919.29
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
0.00
0.00
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
Net PPIS
PPIS Reducing Servicing Fee
PPIS Allocated to Certificates
0.00
0.00
0.00
0.00
0.00
0.00
Principal Summary
Scheduled:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
597,534.24
145,037.35
742,571.59
)
(0.01
0.00
0.00
0.00
0.00
)
(0.01
742,571.58
6,231,434.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
1,150,544,883.47
742,571.59
)
(0.01
0.00
0.00
0.00
1,149,802,311.89
83
0
0
0
83
Total Advances
Prior Outstanding
Current Period
Recovered
Ending Outstanding
Principal
Principal
Interest
Principal
Interest
Interest
Principal
Made by: Servicer
928,735.27
0.00
145,037.35
928,735.27
Interest
0.00
0.00
0.00
0.00
145,037.35
Less Interest Reserve Withholding
Plus Interest Reserve Deposit
0.00
0.00
31,564.11
38,127.98
6,563.87

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Revised Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Advance Interest
Plus Unscheduled Interest
PPIS Reducing Scheduled Interest
Less Total Fees Paid To Servicer
Plus Fees Advanced for PPIS
Less Fee Strips Paid by Servicer
Less Misc. Fees & Expenses
Less Non Recoverable Advances
Interest Due Trust
Less Trustee Fee
Less Fee Strips Paid by Trust
Less Misc. Fees Paid by Trust
Remittance Interest
3,023,617.07
0.00
0.00
)
(21,075.12
0.00
0.00
0.00
)
(1,403.56
0.00
0.00
3,859,569.62
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
0.00
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
Net PPIS
PPIS Reducing Servicing Fee
PPIS Allocated to Certificates
0.00
0.00
0.00
Principal Summary
Scheduled:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
378,632.51
)
(0.01
0.00
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
)
(0.01
Total Advances
Prior Outstanding
Current Period
Recovered
Ending Outstanding
Principal
Principal
Interest
Principal
Interest
Interest
Principal
Made by: Servicer
Interest
Less Interest Reserve Withholding
Plus Interest Reserve Deposit
0.00
21,075.12
27,151.20
858,431.22
0.00
0.00
3,860,973.18
0.00
0.00
6,076.08
0.00
0.00
0.00
0.00
138,838.60
517,471.11
0.00
0.00
0.00
-0.01
517,471.10
4,378,444.28
802,035,973.76
56
517,471.11
0
0.00
0.00
0
0.00
0
801,518,502.66
56
0.00
0.00
138,838.60
858,431.22
0.00
0.00
138,838.60
858,431.22

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Revised Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Advance Interest
Plus Unscheduled Interest
PPIS Reducing Scheduled Interest
Less Total Fees Paid To Servicer
Plus Fees Advanced for PPIS
Less Fee Strips Paid by Servicer
Less Misc. Fees & Expenses
Less Non Recoverable Advances
Interest Due Trust
Less Trustee Fee
Less Fee Strips Paid by Trust
Less Misc. Fees Paid by Trust
Remittance Interest
1,328,951.37
0.00
70,304.05
0.00
0.00
)
(9,704.15
0.00
0.00
0.00
0.00
1,389,551.27
)
(516.24
0.00
0.00
1,389,035.03
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
0.00
0.00
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
Net PPIS
PPIS Reducing Servicing Fee
PPIS Allocated to Certificates
0.00
0.00
0.00
0.00
0.00
0.00
Principal Summary
Scheduled:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
177,698.21
6,198.75
183,896.96
0.00
0.00
0.00
0.00
0.00
0.00
183,896.96
1,573,448.23
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
294,994,375.75
183,896.96
0.00
0.00
0.00
0.00
294,810,478.79
25
0
0
0
25
Total Advances
Prior Outstanding
Current Period
Recovered
Ending Outstanding
Principal
Principal
Interest
Principal
Interest
Interest
Principal
Made by: Servicer
70,304.05
0.00
6,198.75
70,304.05
Interest
0.00
0.00
0.00
0.00
6,198.75
Less Interest Reserve Withholding
Plus Interest Reserve Deposit
0.00
0.00
9,704.15
10,191.94
487.79

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Revised Date:
Cash Reconciliation Summary Madison - Non Pooled Component
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Advance Interest
Plus Unscheduled Interest
PPIS Reducing Scheduled Interest
Less Total Fees Paid To Servicer
Plus Fees Advanced for PPIS
Less Fee Strips Paid by Servicer
Less Misc. Fees & Expenses
Less Non Recoverable Advances
Interest Due Trust
Less Trustee Fee
Less Fee Strips Paid by Trust
Less Misc. Fees Paid by Trust
Remittance Interest
177,206.97
0.00
0.00
0.00
0.00
)
(332.99
0.00
0.00
0.00
0.00
176,873.98
0.00
0.00
0.00
176,873.98
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
0.00
0.00
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
Net PPIS
PPIS Reducing Servicing Fee
PPIS Allocated to Certificates
0.00
0.00
0.00
0.00
0.00
0.00
Principal Summary
Scheduled:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
41,203.52
0.00
41,203.52
0.00
0.00
0.00
0.00
0.00
0.00
41,203.52
218,077.50
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
39,958,978.40
41,203.52
0.00
0.00
0.00
0.00
39,917,774.88
1
0
0
0
1
Total Advances
Prior Outstanding
Current Period
Recovered
Ending Outstanding
Principal
Principal
Interest
Principal
Interest
Interest
Principal
Made by: Servicer
0.00
0.00
0.00
0.00
Interest
0.00
0.00
0.00
0.00
0.00
Less Interest Reserve Withholding
Plus Interest Reserve Deposit
0.00
0.00
332.99
332.99
0.00

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Revised Date:
Cash Reconciliation Summary Park Place Mall Subordinate Companion Loan
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Advance Interest
Plus Unscheduled Interest
PPIS Reducing Scheduled Interest
Less Total Fees Paid To Servicer
Plus Fees Advanced for PPIS
Less Fee Strips Paid by Servicer
Less Misc. Fees & Expenses
Less Non Recoverable Advances
Interest Due Trust
Less Trustee Fee
Less Fee Strips Paid by Trust
Less Misc. Fees Paid by Trust
Remittance Interest
61,916.24
0.00
0.00
0.00
0.00
)
(451.85
0.00
0.00
0.00
0.00
61,464.39
)
(23.72
0.00
0.00
61,440.67
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
0.00
0.00
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
Net PPIS
PPIS Reducing Servicing Fee
PPIS Allocated to Certificates
0.00
0.00
0.00
0.00
0.00
0.00
Principal Summary
Scheduled:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
61,464.39
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
13,555,555.56
0.00
0.00
0.00
0.00
0.00
13,555,555.56
1
0
0
0
1
Total Advances
Prior Outstanding
Current Period
Recovered
Ending Outstanding
Principal
Principal
Interest
Principal
Interest
Interest
Principal
Made by: Servicer
0.00
0.00
0.00
0.00
Interest
0.00
0.00
0.00
0.00
0.00
Less Interest Reserve Withholding
Plus Interest Reserve Deposit
0.00
0.00
451.85
451.85
0.00

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
ABN AMRO Acct: 722016.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
Loan Group 1
ABN AMRO Acct: 722016.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
Loan Group 2
ABN AMRO Acct: 722016.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
Madison - Non Pooled Component
ABN AMRO Acct: 722016.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
Park Place Mall Subordinate Companion Loan
ABN AMRO Acct: 722016.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Amort
ABN AMRO Acct: 722016.1
Series 2004-C14
17-Sep-04
83
102.47%
1,149,802,312
99.94%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
205
316
5.76%
5.72%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Loan Group 1
Amort
ABN AMRO Acct: 722016.1
Series 2004-C14
17-Sep-04
56
69.14%
801,518,503
69.66%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
287
325
5.82%
5.77%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Loan Group 2
Amort
ABN AMRO Acct: 722016.1
Series 2004-C14
17-Sep-04
25
30.86%
294,810,479
25.62%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
262
357
5.69%
5.65%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Madison - Non Pooled Component
Amort
ABN AMRO Acct: 722016.1
Series 2004-C14
17-Sep-04
1
1.23%
39,917,775
3.47%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
64
358
5.32%
5.31%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Park Place Mall Subordinate Companion Loan
Amort
ABN AMRO Acct: 722016.1
Series 2004-C14
17-Sep-04
1
1.23%
13,555,556
1.18%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
412
359
5.48%
5.44%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Revised Date:
11-Aug-04
347,331.11
347,331.11
0.00
B
3
11-Aug-04
304,618.08
304,618.08
0.00
B
5
11-Aug-04
84,365.58
84,365.58
0.00
B
20
10-Aug-04
63,741.28
63,741.28
0.00
B
31
11-Aug-04
42,462.22
42,462.22
0.00
B
37
11-Aug-04
46,892.12
46,892.12
0.00
B
40
11-Aug-04
44,953.76
44,953.76
0.00
B
42
11-Aug-04
39,889.31
39,889.31
0.00
B
45
11-Aug-04
34,040.58
34,040.58
0.00
B
48
11-Aug-04
21,586.63
21,586.63
0.00
B
61
11-Aug-04
28,143.27
28,143.27
0.00
B
62
11-Aug-04
15,748.68
15,748.68
0.00
B
71
1,073,772.62
1,073,772.62
Total
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Revised Date:
Cumulative
Current
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
AZ
5.15000%
11-Jan-10
WBC4C14A
Retail
0.00
149,691,656
819,039
1
NY
5.30430%
11-Jan-39
WBC4C14C
Office
0.00
82,000,000
374,543
2
IL
5.68000%
11-Jul-14
WBC4C14A
Office
0.00
71,500,000
349,714
B
3
CO
5.06000%
11-Aug-09
WBC4C14A
Office
0.00
44,000,000
185,533
4
MD
6.24000%
11-Aug-34
WBC4C14A
Office
0.00
41,819,128
306,015
B
5
CA
5.78000%
11-Aug-14
WBC4C14A
Retail
0.00
36,967,530
216,628
6
DC
5.60000%
11-Jul-29
WBC4C14A
Office
0.00
35,400,000
165,200
7
GA
5.66000%
11-Aug-14
WBC4C14B
Multifamily
0.00
33,000,000
160,838
8
CO
5.70000%
11-Jul-34
WBC4C14B
Multifamily
0.00
29,946,128
174,120
9
IL
5.36000%
11-May-34
WBC4C14B
Multifamily
0.00
29,928,499
167,996
10
IL
5.28000%
11-May-34
WBC4C14B
Multifamily
0.00
20,123,122
111,960
11
CA
5.99000%
11-Jul-24
WBC4C14A
Retail
0.00
17,970,006
107,803
12
NC
5.71000%
11-Jul-34
WBC4C14B
Multifamily
0.00
17,800,000
87,522
13
IL
5.28000%
11-May-34
WBC4C14B
Multifamily
0.00
17,447,276
97,072
14
CA
5.91000%
11-Jul-14
WBC4C14A
Multifamily
0.00
16,000,000
81,427
15
UT
6.20000%
11-Jul-34
WBC4C14A
Office
0.00
16,000,000
85,422
16
NC
5.15000%
11-Aug-09
WBC4C14B
Multifamily
0.00
15,000,000
66,521
17
AR
6.12000%
11-Aug-14
WBC4C14A
Retail
0.00
14,987,957
91,093
18
NC
5.15000%
11-Jul-09
WBC4C14B
Multifamily
0.00
14,900,000
66,077
19
CA
5.77500%
11-Jul-19
WBC4C14A
Retail
0.00
14,474,454
84,848
B
20
IL
5.28000%
11-May-34
WBC4C14B
Multifamily
0.00
14,180,891
78,899
21
IL
5.28000%
11-May-34
WBC4C14B
Multifamily
0.00
14,139,065
78,666
22
FL
6.22000%
11-Jul-34
WBC4C14A
Mixed use
0.00
12,979,625
79,790
23
WI
5.41000%
11-Jun-14
WBC4C14A
Retail
0.00
12,850,000
59,863
24
NY
5.90000%
11-Aug-14
WBC4C14A
Retail
0.00
11,840,000
58,213
25
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
GA
4.99000%
11-Aug-14
WBC4C14A
Retail
0.00
11,487,751
61,664
26
CA
5.91000%
11-Jun-14
WBC4C14A
Self storage
0.00
11,154,276
71,547
27
NV
5.59000%
11-Aug-34
WBC4C14A
Mobile home park
0.00
10,640,193
61,072
28
GA
5.88000%
11-Jul-14
WBC4C14A
Retail
0.00
10,581,823
62,737
29
CA
5.72000%
11-Aug-14
WBC4C14A
Self storage
0.00
10,290,821
59,912
30
LA
6.01000%
10-Aug-25
WBC4C14A
Office
0.00
9,987,262
64,491
B
31
TX
5.16000%
1-Jul-09
WBC4C14A
Retail
0.00
9,850,000
43,767
32
CA
5.91000%
11-Jun-14
WBC4C14A
Self storage
0.00
8,764,074
56,215
33
CA
5.74000%
11-Jul-34
WBC4C14B
Multifamily
0.00
8,684,535
50,716
34
CA
5.68000%
11-Aug-24
WBC4C14B
Multifamily
0.00
8,600,000
42,064
35
CA
5.67000%
11-Aug-14
WBC4C14B
Mobile home park
0.00
8,562,266
49,578
36
TX
5.84000%
11-Aug-14
WBC4C14B
Multifamily
0.00
8,500,000
42,746
B
37
UT
5.85000%
11-Jul-34
WBC4C14A
Retail
0.00
8,485,311
50,145
38
NJ
5.79000%
11-Aug-14
WBC4C14B
Multifamily
0.00
8,392,647
49,234
39
KS
5.44000%
11-Aug-31
WBC4C14A
Office
0.00
7,990,317
47,159
B
40
OR
6.27000%
11-Aug-14
WBC4C14A
Office
0.00
7,194,449
44,425
41
FL
6.54000%
11-Jun-14
WBC4C14A
Office
0.00
7,103,326
45,191
B
42
NJ
6.65000%
11-Jul-24
WBC4C14A
Office
0.00
6,987,010
46,561
43
NJ
5.93000%
11-Jul-14
WBC4C14B
Multifamily
0.00
6,888,320
41,059
44
VA
5.85000%
11-Aug-14
WBC4C14A
Retail
0.00
6,794,139
40,116
B
45
NV
5.59000%
11-Aug-34
WBC4C14B
Mobile home park
0.00
6,693,830
38,421
46
NY
6.06000%
11-Jun-14
WBC4C14A
Office
0.00
6,383,166
38,618
47
CA
5.31000%
11-Apr-14
WBC4C14B
Multifamily
0.00
6,127,488
34,245
B
48
FL
6.56000%
11-Aug-14
WBC4C14A
Lodging
0.00
6,093,042
41,417
49
NC
6.13000%
11-Jul-34
WBC4C14A
Office
0.00
6,000,000
31,672
50
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
IL
5.60000%
11-Jun-34
WBC4C14B
Multifamily
0.00
5,982,444
34,445
51
OR
6.07000%
11-Aug-14
WBC4C14A
Retail
0.00
5,845,240
35,337
52
NC
5.97000%
11-Jul-34
WBC4C14B
Multifamily
0.00
5,800,000
29,817
53
FL
6.08000%
11-Jun-24
WBC4C14A
Office
0.00
5,700,000
29,843
54
VA
6.49000%
11-Jul-24
WBC4C14A
Retail
0.00
5,541,925
35,043
55
NC
5.93000%
11-Aug-14
WBC4C14A
Retail
0.00
5,245,568
31,241
56
IL
5.06000%
11-Jun-34
WBC4C14B
Multifamily
0.00
5,023,375
27,241
57
NV
5.05000%
11-May-19
WBC4C14A
Office
0.00
4,181,647
22,675
58
CT
6.02000%
11-Jul-34
WBC4C14B
Multifamily
0.00
4,113,189
24,754
59
WI
5.61000%
11-Jun-14
WBC4C14A
Retail
0.00
3,856,000
18,628
60
TX
5.80000%
11-Jul-14
WBC4C14A
Retail
0.00
3,693,523
21,710
B
61
FL
7.02000%
11-Aug-24
WBC4C14A
Lodging
0.00
3,633,739
28,265
B
62
WI
5.61000%
11-Jun-14
WBC4C14A
Retail
0.00
3,444,000
16,637
63
VA
6.26000%
11-Aug-19
WBC4C14A
Office
0.00
3,437,340
21,203
64
FL
5.84000%
11-Jul-34
WBC4C14A
Retail
0.00
3,194,456
18,858
65
OH
5.99000%
11-Aug-34
WBC4C14A
Retail
0.00
3,147,382
18,866
66
DC
6.38000%
1-Jul-24
WBC4C14A
Office
0.00
3,088,241
22,894
67
CA
8.30000%
1-Jan-12
WBC4C14A
Retail
0.00
3,051,556
25,337
68
OK
6.05000%
11-Jul-14
WBC4C14A
Retail
0.00
2,995,079
18,083
69
VA
6.45000%
1-Jul-14
WBC4C14A
Retail
0.00
2,696,027
16,977
70
FL
5.97000%
11-Aug-34
WBC4C14A
Retail
0.00
2,647,786
15,837
B
71
CA
6.19000%
11-Aug-24
WBC4C14A
Retail
0.00
2,495,009
18,317
72
SC
5.90000%
11-Aug-14
WBC4C14B
Multifamily
0.00
2,462,903
14,621
73
TX
5.61000%
11-Aug-34
WBC4C14A
Retail
0.00
2,023,145
11,638
74
IL
5.06000%
11-Jun-34
WBC4C14A
Multifamily
0.00
1,744,227
9,459
75
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
FL
5.49000%
11-Aug-22
WBC4C14A
Self storage
0.00
1,695,556
12,481
76
IN
5.92000%
11-Aug-11
WBC4C14A
Other
0.00
1,598,646
9,511
77
FL
5.95000%
11-Aug-14
WBC4C14B
Multifamily
0.00
1,398,196
8,977
78
IL
5.06000%
11-Jun-34
WBC4C14A
Multifamily
0.00
1,355,514
7,351
79
IL
5.06000%
11-Jun-34
WBC4C14B
Multifamily
0.00
1,116,305
6,054
80
NM
8.70000%
1-Sep-10
WBC4C14A
Retail
0.00
939,582
7,565
81
AZ
5.15000%
11-Jan-10
WBC4C14D
Retail
0.00
39,917,775
218,410
82
NY
5.30430%
11-Jan-39
WBC4C14E
Office
0.00
13,555,556
61,916
83
1,149,802,312
6,269,562
0
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Revised Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Revised Date:
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Revised Date:
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Revised Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
ASER Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
ASER
Prin
Balance
ASER Prin
ADV Reduction
Amount
Current Appraisal
Reduction Date
Current Appraisal
Reduction
Amount
Cumulative
ASER
Amount
Revised Date:
ASER Int
ADV Reduction
Amount
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
Historical Collateral Level REO Report
Property
Type
Revised Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722016.1
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
01-Oct-04
17-Sep-04
N/A
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C14
ABN AMRO Acct: 722016.1
Defeased Loans
Revised Date:
Disclosure
Control #
01-Oct-2004 - 09:55 (R992-S018) (c) 2004 LaSalle Bank N.A.